[BIG 5 SPORTING GOODS LOGO]
--------------------------------------------------------------------------------

Contacts:
Big 5 Sporting Goods Corporation
Charles Kirk
Sr. Vice President and Chief Financial Officer
(310) 536-0611

John Mills
Integrated Corporate Relations, Inc.
(310) 395-2215

  BIG 5 SPORTING GOODS CORPORATION ANNOUNCES FISCAL 2004 SECOND QUARTER RESULTS

      - SECOND QUARTER 2004 DILUTED EPS INCREASES 25% TO $0.35 BEFORE $0.02 DEBT REDEMPTION CHARGE, VERSUS $0.28 IN SECOND QUARTER 2003

      - SAME STORE SALES INCREASE OF 3.9% REPRESENTS 34TH CONSECUTIVE QUARTER OF SAME STORE SALES GROWTH

      - CONFERENCE CALL SCHEDULED FOR TODAY AT 2:00 P.M. (PACIFIC); SIMULTANEOUS WEBCAST AT WWW.BIG5SPORTINGGOODS.COM

EL SEGUNDO, CA - AUGUST 4, 2004 - Big 5 Sporting Goods Corporation (Nasdaq:
BGFV), a leading sporting goods retailer, today reported financial results for the fiscal 2004 second quarter and six months ended June 27, 2004.

For the 2004 second quarter, net sales increased 8.5% to $184.5 million from $170.1 million in the second quarter of fiscal 2003. Same store sales increased 3.9% versus the same quarter last year, representing the company's 34th consecutive quarter of same store sales growth over comparable prior periods. Net income for the 2004 second quarter increased to $8.0 million, or $0.35 per diluted share excluding a charge of $0.5 million, or $0.02 per diluted share, net of taxes, associated with the redemption of $15.0 million principal amount of the company's 10.875% senior notes. These figures compare to net income of $6.3 million, or $0.28 per diluted share, in the same period last year. Net income, calculated in accordance with generally accepted accounting principles ("GAAP"), was $7.5 million, or $0.33 per diluted share, for the 2004 second quarter.

For the six-month period ended June 27, 2004, net sales increased 9.2% to $365.5 million from $334.6 million in the same period last year and same store sales increased 4.5% versus the same six months of 2003. Net income in the first half of fiscal 2004 was $14.8 million, or $0.65 per diluted share excluding the aforementioned second quarter debt redemption charge, compared to $10.5 million, or $0.46 per diluted share excluding a similar debt redemption charge of $0.9 million, or $0.04 per diluted share, net of taxes, for the same period in fiscal 2003. Net income, calculated in accordance with GAAP, increased to $14.3 million, or $0.63 per diluted share, for the first six

Big 5 Sporting Goods
-2-

months of fiscal 2004, compared to net income of $9.7 million, or $0.43 per diluted share, in the same period last year.

"We are pleased to have achieved another very solid performance for Big 5 Sporting Goods," said Steven G. Miller, Big 5's Chairman, President and Chief Executive Officer. "Our focused approach to drive top-line sales allowed us to realize comp store gains in each of our five geographic regions and for each of our three major merchandise categories - footwear, apparel and hard goods. Our proven business model continues to perform well and we feel we are positioned to continue our strong performance going forward."

Big 5 reports net income and earnings per diluted share in accordance with GAAP and additionally on a pro forma basis to exclude certain effects of the company's senior note redemptions (as described above). Big 5 uses this pro forma reporting internally to evaluate its operating performance without regard to certain financial effects of its partial senior note redemptions and believes this presentation will provide investors with additional insight into its operating results. A reconciliation of the senior note redemptions pro forma adjustments to GAAP appears in the financial statements portion of this release.

STORE OPENINGS

The company ended the fiscal 2004 second quarter operating 295 stores, opening one new store during the quarter. The company anticipates opening between 13 and 16 additional new stores by the end of fiscal 2004.

EPS GUIDANCE

Big 5 expects to realize same store sales growth in the low single-digit range for the third fiscal quarter of 2004, resulting in earnings per diluted share in the range of $0.34 to $0.36. For the 2004 fiscal year, the company expects to realize same store sales growth in the low to mid-single-digit range and expects pro forma earnings to be in the range of $1.55 to $1.61 per diluted share, which is unchanged from previous guidance. The full year estimate of earnings per diluted share excludes the $0.02 per diluted share charge recorded in the second quarter associated with a redemption of $15.0 million principal amount of the company's 10.875% senior notes. Fiscal 2004 will include 53 weeks for accounting purposes, with the extra week being included in the company's fourth quarter results. This additional week should add approximately 1.75% to fiscal 2004 sales versus fiscal 2003, but should not have a material impact on earnings results for the fourth quarter or fiscal year.

CONFERENCE CALL INFORMATION

Big 5 will host a conference call and audio webcast today at 2:00 p.m. (Pacific) to discuss financial results for the quarter ended June 27, 2004. The webcast will be available at www.big5sportinggoods.com and archived for 30 days.

ABOUT BIG 5 SPORTING GOODS CORPORATION

Big 5 is the leading sporting goods retailer in the western United States, operating 295 stores in 10 states under the "Big 5 Sporting Goods" name. Big 5 provides a full-line product offering in a traditional sporting goods store format that averages 11,000 square feet. Big 5's product mix includes athletic shoes, apparel and accessories, as well as a broad selection of outdoor and athletic equipment for team sports, fitness, camping, hunting, fishing, tennis, golf, snowboarding and in-line skating.

Big 5 Sporting Goods
-3-


Except for historical information contained herein, the statements in this release are forward-looking and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties, which may cause Big 5's actual results in future periods to differ materially from forecasted results. Those risks and uncertainties include, among other things, the competitive environment in the sporting goods industry in general and in Big 5's specific market areas, inflation, product availability and growth opportunities, seasonal fluctuations, weather conditions, changes in costs of goods sold, changes in interest rates and economic conditions in general. Those and other risks are more fully described in Big 5's filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K filed on March 12, 2004. Big 5 disclaims any obligation to update any such factors or to publicly announce results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

                                      # # #

                             FINANCIAL TABLES FOLLOW

                              BIG 5 SPORTING GOODS
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                                  (UNAUDITED)
                 (IN THOUSANDS, EXCEPT EARNINGS PER SHARE DATA)

                                                                  As Reported                  Pro Forma
                                                                13 Weeks Ended             13 Weeks Ended(1)
                                                         ----------------------------      -----------------
                                                         June 27, 2004  June 29, 2003        June 27, 2004
                                                         -------------  -------------      -----------------
Net sales                                                $   184,487    $   170,125           $  184,487
Cost of goods sold, buying and occupancy                     116,806        107,530              116,806
                                                         -----------    -----------           ----------
Gross profit                                                  67,681         62,595               67,681
                                                         -----------    -----------           ----------

Selling and administrative                                    50,035         46,521               50,035
Depreciation and amortization                                  2,711          2,527                2,711
                                                         -----------    -----------           ----------

Operating income                                              14,935         13,547               14,935
Premium and unamortized financing fees
  related to redemption of debt                                  792             --                   --
Interest expense, net                                          1,638          2,922                1,638
                                                         -----------    -----------           ----------

Income before income taxes                                    12,505         10,625               13,297
Income taxes                                                   5,001          4,357                5,318
                                                         -----------    -----------           ----------

Net income available to common stockholders              $     7,504    $     6,268           $    7,979
                                                         ===========    ===========           ==========


Earnings per share:
  Basic                                                  $      0.33    $      0.28           $     0.35
                                                         ===========    ===========           ==========

  Diluted                                                $      0.33    $      0.28           $     0.35
                                                         ===========    ===========           ==========

Shares used to calculate earnings per share:
  Basic                                                       22,668         22,664               22,668

  Diluted                                                     22,794         22,730               22,794

                              BIG 5 SPORTING GOODS
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                                  (UNAUDITED)
                 (IN THOUSANDS, EXCEPT EARNINGS PER SHARE DATA)

                                                        As Reported                      Pro Forma
                                                     26 Weeks Ended                 26 Weeks Ended (1)
                                               -----------------------------   -----------------------------
                                               June 27, 2004   June 29, 2003   June 27, 2004   June 29, 2003
                                               -------------   -------------   -------------   -------------
Net sales                                         $365,492        $334,642        $365,492        $334,642
Cost of goods sold, buying and occupancy           232,172         214,195         232,172         214,195
                                                  --------        --------        --------        --------
Gross profit                                       133,320         120,447         133,320         120,447
                                                  --------        --------        --------        --------

Selling and administrative                          99,615          91,643          99,615          91,643
Depreciation and amortization                        5,502           5,043           5,502           5,043
                                                  --------        --------        --------        --------

Operating income                                    28,203          23,761          28,203          23,761
Premium and unamortized financing fees
  related to redemption of debt                        792           1,483              --              --
Interest expense, net                                3,574           5,896           3,574           5,896
                                                  --------        --------        --------        --------

Income before income taxes                          23,837          16,382          24,629          17,865
Income taxes                                         9,534           6,717           9,851           7,325
                                                  --------        --------        --------        --------

Net income                                        $ 14,303        $  9,665        $ 14,778        $ 10,540
                                                  ========        ========        ========        ========

Earnings per share:
  Basic                                           $   0.63        $   0.43        $   0.65        $   0.47
                                                  ========        ========        ========        ========

  Diluted                                         $   0.63        $   0.43        $   0.65        $   0.46
                                                  ========        ========        ========        ========

Shares used to calculate earnings per share:
  Basic                                             22,666          22,637          22,666          22,637

  Diluted                                           22,792          22,691          22,792          22,691

                              BIG 5 SPORTING GOODS
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

(1) The above pro forma statements are based upon the company's unaudited consolidated financial statements, with certain adjustments. This presentation is not in accordance with, or an alternative for, generally accepted accounting principles (GAAP) and may not be consistent with the presentation used by other companies. However, Big 5 uses this pro forma reporting internally to evaluate its operating performance without regard to certain financial effects of the 2004 second quarter and 2003 first quarter partial senior note redemptions and believes this presentation will provide investors with additional insight into its operating results. The following table reconciles the pro forma data to that reported in the financial statements by making certain adjustments for the 2004 and 2003 partial senior note redemptions.

                                                                                     26 Weeks Ended
(in thousands except earnings per share data)              13 Weeks Ended    -------------------------------
                                                            June 27, 2004    June 27, 2004     June 27, 2003
                                                           --------------    -------------     -------------
Reported net income                                            $  7,504         $ 14,303         $  9,665
Premium and unamortized financing fees
   related to redemption of debt (a)                                792              792            1,483
Income taxes (b)                                                   (317)            (317)            (608)
                                                               --------         --------         --------
Pro forma net income                                           $  7,979         $ 14,778         $ 10,540
                                                               ========         ========         ========

Pro forma earnings per share - diluted                         $   0.35         $   0.65         $   0.46
                                                               ========         ========         ========

Pro forma weighted average shares outstanding - diluted          22,794           22,792           22,691

(a) To eliminate the premium and unamortized financing fees associated with the 2004 and 2003 partial redemptions of senior notes.

(b) To reflect tax benefit for item (a) noted above at the company's effective tax rate.

                              BIG 5 SPORTING GOODS
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)
                                 (IN THOUSANDS)

                                                  June 27,      December 28,
                                                    2004            2003
                                                  --------      ------------
Assets
Current assets
      Cash                                        $  6,435        $  9,030
      Merchandise inventory                        199,383         179,555
      Other current assets                           9,852          16,539
                                                  --------        --------

          Total current assets                     215,670         205,124
                                                  --------        --------

Property and equipment, net                         45,665          46,952
Other long-term assets                              18,568          19,949
                                                  --------        --------

Total assets                                      $279,903        $272,025
                                                  ========        ========

Liabilities and Stockholders' Equity

Accounts payable                                  $ 73,204        $ 76,004
Other current liabilities                           41,246          54,717
Deferred rent                                       11,613          11,654
Long-term debt                                     109,517          99,686
                                                  --------        --------

          Total liabilities                        235,580         242,061
                                                  --------        --------

Net stockholders' equity                            44,323          29,964
                                                  --------        --------

Total liabilities and stockholders' equity        $279,903        $272,025
                                                  ========        ========